UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2014

ZOE'S KITCHEN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36411 (Commission File Number)	51-0653504 (I.R.S. Employer Identification No.)

5700 Granite Parkway
Granite Park Building #2, Suite 455
Plano, Texas
(Address of principal executive offices)
Registrant’s telephone number, including area code: (205) 414-9920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On June 5, 2014, Zoe's Kitchen, Inc. (the "Company") issued a press release announcing certain preliminary financial results for the sixteen weeks ended April 21, 2014, and that the Company would review these results in a conference call at 5:00 p.m. (EST) on June 5, 2014. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description of Exhibit
99.1	Zoe's Kitchen, Inc. Press Release dated June 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOE'S KITCHEN, INC.

Date: June 5, 2014

By:	/s/ Kevin Miles
Name: Kevin Miles
Title: President and Chief Executive Officer

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